UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 16, 2007
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation)	41-0255900 (I.R.S. Employer Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Restated Certificate of Incorporation
Restated Bylaws
2007 Stock Incentive Plan
Form of 2007 U.S. Bancorp Executive Officer Non-Qualified Stock Option Agreement
Form of 2007 U.S. Bancorp Executive Officer Restricted Stock Award Agreement

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2007 Stock Incentive Plan
On April 17, 2007, at the 2007 annual meeting of shareholders of U.S. Bancorp (the “Company”), the Company’s shareholders approved the U.S. Bancorp 2007 Stock Incentive Plan (the “Plan”), which previously had been approved by the Company’s Board of Directors subject to shareholder approval. The Plan permits grants of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards, other stock awards and other stock-based awards (collectively, “Awards”). The Company’s Board of Directors and the Compensation Committee of the Board of Directors have the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the Plan, subject to the limitations and other provisions of the Plan.
The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts toward the success of the Company’s business, and compensate such persons through various stock-based and other arrangements and afford them with an opportunity for stock ownership in the Company.
A total of 70,000,000 shares of the Company’s common stock is authorized for the granting of Awards under the Plan. Of these shares, only 25,000,000 will be available for granting Awards other than stock options or stock appreciation rights. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the Plan for stock splits, stock dividends, recapitalizations and other similar events.
Awards may be granted under the Plan only during a 10-year period beginning on the effective date of the Plan. The Board may from time to time, amend, alter, suspend, discontinue or terminate the Plan, subject, in certain circumstances, to shareholder approval.
The summary of the Plan above is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A more detailed summary of the Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 5, 2007.
Forms of Award Agreements
On April 16, 2007, the Compensation Committee of the Company’s Board of Directors approved the following:
•	The form of 2007 U.S. Bancorp Restricted Stock Award Agreement for awards granted to executive officers under the Plan, and

•	The form of 2007 U.S. Bancorp Non-Qualified Stock Option Agreement for options granted to executive officers under the Plan.
Each of the forms listed above is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Certificate of Incorporation
On April 16, 2007, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware effecting the elimination from the Company’s Restated Certificate of Incorporation of all matters set forth in the Certificates of Designation with respect to the Company’s (i) Adjustable Rate Cumulative Preferred Stock, Series 1990A, (ii) 8 1/8% Cumulative Preferred Stock, Series A, and (iii) Term Participating Preferred Stock (collectively, the “Preferred Stock”). No shares of the Preferred Stock were issued and outstanding at the time of the filing of the Certificate of Elimination.
On April 17, 2007, the Company filed a Certificate of Amendment of the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. This amendment was approved by the Company’s shareholders at the Company’s 2007 annual meeting of shareholders held on April 17, 2007. The Certificate of Amendment amended the Restated Certificate of Incorporation to provide for the phased-in elimination of the classification of the Company’s Board of Directors and the annual election of all directors. The amendment was described in the Company’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 5, 2007. Also on April 17, 2007, the Company filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, thereby restating its previous Restated Certificate of Incorporation to integrate all amendments made since the prior restatement. A copy of the new Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Bylaws
On April 17, 2007, a number of amendments were made to the Company’s Restated Bylaws. All of the amendments were approved by the Company’s Board of Directors contingent upon approval by the Company’s shareholders at its 2007 annual shareholders’ meeting of the Company’s proposal to amend its Restated Certificate of Incorporation to provide for the annual election of directors. The shareholders approved the amendments to the Restated Certificate of Incorporation, and therefore the Bylaws were amended on the date of the annual meeting. Certain of the amendments correspond to the changes made to the Restated Certificate of Incorporation to eliminate the Company’s classified Board of Directors. The other changes accommodate changes in the Company’s structure and governance function since the Bylaws were last amended.
The Company’s Bylaws have been restated to effect these amendments. The description below of the amendments to the Restated Bylaws is qualified in its entirety by the Company’s new

Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The amendments to the Bylaws include amendments to:
•	Article II, Section 6; to specify that only one inspector of election is required at shareholders’ meetings;

•	Article III, Sections 1 and 2; to implement the annual election of directors;

•	Article III, Sections 4 and 5; to clarify who may call special board meetings and the appropriate means of notice;

•	Article III, Section 9; to specify that the Compensation Committee of the Board of Directors shall determine director compensation;

•	Article IV, Section 1; to update the composition and chairmanship of the Executive Committee of the Board of Directors;

•	Article V; to clarify and update who presides at meetings of the Board of Directors and meetings of the company’s shareholders and to remove provisions relating to appointment of staff and divisional officers;

•	Article VI, Section 3; to clarify that the company’s then current Stock Incentive Plan shall be used to define “Change of Control of the Corporation” for the purposes of the procedures relating to indemnification;

•	Article VII, Sections 1 and 3; to update certain procedures relating to issuance of certificates representing Company shares; and

•	Article X; to update the appropriate means of notice for emergency meetings of the Board of Directors.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit 3.1	Restated Certificate of Incorporation.

Exhibit 3.2	Restated Bylaws.

Exhibit 10.1	U.S. Bancorp 2007 Stock Incentive Plan.

Exhibit 10.2	Form of 2007 U.S. Bancorp Executive Officer Non-Qualified Stock Option Agreement under U.S. Bancorp 2007 Stock Incentive Plan.

Exhibit 10.3	Form of 2007 U.S. Bancorp Executive Officer Restricted Stock Award Agreement under U.S. Bancorp 2007 Stock Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 18, 2007

U.S. BANCORP
By:	/s/ Lee R. Mitau
Name:	Lee R. Mitau
Title:	Executive Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 3.1	Restated Certificate of Incorporation.

Exhibit 3.2	Restated Bylaws.

Exhibit 10.1	U.S. Bancorp 2007 Stock Incentive Plan.

Exhibit 10.2	Form of 2007 U.S. Bancorp Executive Officer Non-Qualified Stock Option Agreement under U.S. Bancorp 2007 Stock Incentive Plan.

Exhibit 10.3	Form of 2007 U.S. Bancorp Executive Officer Restricted Stock Award Agreement under U.S. Bancorp 2007 Stock Incentive Plan.